EXHIBIT 10.1
JDA SOFTWARE GROUP, INC.
8% Senior Notes due 2014
unconditionally guaranteed as to the
payment of principal, premium,
if any, and interest by
the Guarantor Signatories Hereto

Exchange and Registration Rights Agreement
December 10, 2009
Goldman, Sachs & Co.,
Wells Fargo Securities, LLC
      As representatives of the several Purchasers
      named in Schedule I to the Purchase Agreement
c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282-2198
c/o Wells Fargo Securities, LLC
4 Embcaradero Center, 9th Floor
San Francisco, CA 94111
Ladies and Gentlemen:
          JDA Software Group, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $275,000,000 in aggregate principal amount of its 8% Senior Notes due 2014, which are unconditionally guaranteed by the guarantor signatories hereto (the “Guarantors”). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company and the Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Eligible Securities (as defined herein) as follows:
          1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:
     “Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.
     The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

1

     “Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.
     “Closing Date” shall mean the date on which the Securities are initially issued.
     “Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
     “EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).
     “Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.
     “Electing Holder” shall mean any holder of Eligible Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.
     “Eligible Securities” shall mean the Securities; provided, that a Security shall cease to be a Eligible Security upon the earliest to occur of the following: (i) the date on which such Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a)(i) (other than as provided in the following clause (ii)); (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement; (iii) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iv) subject to Section 8(b), such Security is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture and a separate CUSIP is assigned to such Security; or (v) such Security shall cease to be outstanding.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Exchange Offer” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Registration” shall have the meaning assigned thereto in Section 3(c).

     “Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Offer Suspension Period” shall have the meaning assigned thereto in Section 2(a).
     “Exchange Securities” shall have the meaning assigned thereto in Section 2(a).
     “Guarantors” shall have the meaning assigned thereto in the Indenture.
     The term “holder” shall mean each of the Purchasers and other persons who acquire Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Securities.
     “Indenture” shall mean the Indenture, dated as of December 10, 2009, between the Company, the Guarantors and U.S. Bank National Association, as trustee, as the same may be amended from time to time.
     “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.
     The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.
     “Purchase Agreement” shall mean the Purchase Agreement, dated as of December 7, 2009, between Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the Purchasers, the Company and the Guarantors relating to the Securities.
     “Purchasers” shall mean the Purchasers named in Schedule I to the Purchase Agreement.
     “Registration Default” shall have the meaning assigned thereto in Section 2(c).
     “Registration Default Period” shall have the meaning assigned thereto in Section 2(c).
     “Registration Expenses” shall have the meaning assigned thereto in Section 4.
     “Resale Period” shall have the meaning assigned thereto in Section 2(a).
     “Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Eligible Securities acquired by the broker-dealer directly from the Company.
     “Rule 144,” “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

     “Securities” shall mean, collectively, the $275,000,000 in aggregate principal amount of the Company’s 8% Senior Notes due 2014 to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the guarantee provided by the Guarantors in the Indenture (the “Guarantees”) and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Eligible Security” shall include a reference to the related Guarantee.
     “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Shelf Registration” shall have the meaning assigned thereto in Section 2(b).
     “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).
     “Shelf Registration Suspension Period” shall have the meaning assigned thereto in Section 2(b).
     “Special Interest” shall have the meaning assigned thereto in Section 2(c).
     “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.
     “Trustee” shall mean U.S. Bank National Association, as trustee under the Indenture, together with any successors thereto in such capacity.
          Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.
     2. Registration Under the Securities Act.
     (a) Except as set forth in Section 2(b) below, the Company and the Guarantors agree to file under the Securities Act, no later than 180 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”). The Company and the Guarantors agree to use all commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 270 days after the Closing Date (the “Effectiveness Target Date”). The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use all commercially reasonable efforts to (i) commence the Exchange Offer promptly (but no later than 10 Business Days) following the Effective Time of such Exchange Offer Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act and (iii) exchange Exchange Securities for all Eligible Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Company and the Guarantors agree (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) except as provided in the following sentence, to keep such Exchange Offer Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Eligible Securities; provided, that such time shall be extended for the amount of time during any Exchange Offer Suspension Period. Notwithstanding anything to the contrary in this Section 2(a), upon notice to broker-dealers that hold Eligible Securities, after the Exchange Offer has been completed the Company may suspend the use or the effectiveness of such Exchange Offer Registration Statement for up to 45 consecutive days and up to 90 days in the aggregate (an “Exchange Offer Suspension Period”) if the Board of Directors of the Company determines that (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder) as determined by the board of directors of the Company or an authorized committee thereof, including the acquisition or divestiture of assets; provided, that the Company shall promptly notify the broker-dealers holding Eligible Securities when the Exchange Offer Registration Statement may once again be used or is effective. The broker-dealers holding Eligible Securities agree not to offer or sell any Eligible Securities pursuant to such Exchange Offer Registration Statement during the Exchange Offer Suspension Period.
     (b) If (i) on or prior to the time the Exchange Offer is completed the Company and the Guarantors are not (A) required to file the Exchange Offer Registration Statement or (B) permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, or (ii) any holder of Eligible Securities notifies the Company prior to the 20th Business Day following the completion of the Exchange Offer that: (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, then the Company and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act no later than 90 days after the time such obligation to file arises (but in no event earlier than the Company’s and the Guarantors’ obligation with respect to the Exchange Offer Registration Statement), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Eligible Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”) to cover resales of the Securities by the Electing Holders who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement. If obligated to file the Shelf Registration Statement, the Company and the Guarantors agree to use all commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 180 days after such Shelf Registration

Statement filing obligation arises (but in no event earlier than the Company’s and the Guarantors’ obligation with respect to the Exchange Offer Registration Statement); provided, that if at any time the Company is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Company and the Guarantors shall file the Shelf Registration Statement in the form of an automatic shelf registration statement as provided in Rule 405. The Company and the Guarantors agree to use all commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the first anniversary of the Effective Time or such time as there are no longer any Eligible Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Eligible Securities unless such holder is an Electing Holder. The Company and the Guarantors agree, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Eligible Securities that is not then an Electing Holder, to use all commercially reasonable efforts to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder); provided, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii); provided further, that the Company shall have the right to defer any post-effective amendment or prospectus for up to ninety (90) days to the extent the need for such post-effective amendment or prospectus arises in order to identify a selling security holder whose Notice and Questionnaire was not returned to the Company by the deadline for response set forth therein. Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Company may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for up to 45 consecutive days and up to 90 days in the aggregate, in each case in any 12-month period (a “Shelf Registration Suspension Period”) if the Board of Directors of the Company determines that (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company’s obligations hereunder) as determined by the board of directors of the Company or an authorized committee thereof, including the acquisition or divestiture of assets; provided, that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective. The Electing Holders agree not to offer or sell any Eligible Securities pursuant to such Shelf Registration Statement during the Shelf Registration Suspension Period.
     (c) In the event that (i) the Company and the Guarantors have not filed the Exchange Offer Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or Section 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or Section 2(b), respectively, or (iii) the Exchange Offer has not been completed within 30 Business Days after the Effectiveness Target Date (if the Exchange Offer is then required to be made) or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein, including, with respect to any Exchange Offer Registration Statement, during any applicable Exchange Offer Suspension Period in accordance with the last two sentences of Section 2(a) and, with respect to any Shelf Registration Statement, during any applicable Shelf Registration Suspension Period in accordance with the last two sentences of Section 2(b)) without being succeeded promptly by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue on all Eligible Securities then outstanding at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. All accrued Special Interest will be paid by the Company and the Guarantor on the next scheduled interest payment date in accordance with the Indenture.
     (d) The Company shall take, and shall cause the Guarantors to take, all actions necessary to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under any Exchange Offer Registration Statement, or, Shelf Registration Statement, as applicable.
     (e) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.
     3. Registration Procedures.
               If the Company and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:
     (a) At or before the Effective Time of the Exchange Registration or any Shelf Registration, whichever may occur first, the Company shall qualify the Indenture under the Trust Indenture Act.
     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (c) In connection with the Company’s and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company and the Guarantors shall:
     (i) prepare and file with the Commission, no later than 180 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Company and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective no later than 270 days after the Closing Date;
     (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and, from and after the Effective Time, the instructions applicable to the form of such Exchange Offer Registration Statement, and use all commercially reasonable efforts to provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;
     (iii) promptly notify each broker-dealer that has requested copies of the prospectus included in such Exchange Offer Registration Statement, and confirm such advice in writing, (A) after the Effective Time when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information (to the extent such comments are received after the Effective Time), (C) of the issuance after the Effective Time by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company after the Effective Time of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (F) of the suspension of the effectiveness of such Exchange Offer Registration Statement pursuant to an Exchange Offer Suspension Period in accordance with the last two sentences of Section 2(a);
     (iv) in the event that the Company and the Guarantors would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Securities (except as otherwise permitted during any Exchange Offer Suspension

Period or Shelf Registration Suspension Period), use all commercially reasonable efforts to prepare and furnish as soon as practicable to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
     (v) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (vi) use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as any participating holder of the Eligible Securities reasonably requests in writing no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) subject to any Exchange Offer Suspension Period in accordance with Section 2(a), keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (vii) obtain a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and
     (viii) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Offer Registration Statement, an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).
     (d) In connection with the Company’s and the Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Company and the Guarantors shall:
     (i) use all commercially reasonable efforts to prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Eligible Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Eligible Securities as, from time to time, may be Electing Holders and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);
     (ii) mail the Notice and Questionnaire to those persons identified by the Company as holders of Eligible Securities as a result of a beneficial holder / brokers search through the DTC (A) not less than 15 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), not later than the Effective Time of such Shelf Registration Statement, and in any such case, no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Eligible Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, that the Company and the Guarantors shall not be required to conduct more than one beneficial holder / broker search through the DTC;
     (iii) subject to Section 2(b), after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Eligible Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided, that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Eligible Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;
     (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment as soon as practicable following its filing with the Commission. Notwithstanding the foregoing, the Company and the Guarantors may suspend the availability of any Shelf Registration Statement as provided in Section 2(b);
     (v) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all of the Eligible Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;
     (vi) provide the Electing Holders and not more than one counsel selected by the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
     (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make reasonably available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Eligible

Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Eligible Securities held by the Electing Holders at the time outstanding; provided, further, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the Securities Act and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
     (viii) promptly notify each of the Electing Holders and confirm such advice in writing, (A) after the Effective Time when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information (to the extent such comments are received after the Effective Time), (C) of the issuance after the Effective Time by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company after the Effective Time of any notification with respect to the suspension of the qualification of the Eligible Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (E) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (ix) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (x) subject to Section 2(b), if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder reasonably specifies should be included therein relating to the terms of the sale of such Eligible Securities, including information with respect to the principal amount of Eligible Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Eligible Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other material terms of the offering of the Eligible Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (xi) furnish to each Electing Holder and the counsel referred to in Section 3(d)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Eligible Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act, in each case to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Eligible Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder (subject to any applicable Exchange Offer Suspension Period or Shelf Registration Suspension Period), in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Eligible Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto; provided, that such Electing Holder shall cease using such prospectus upon receipt of any notice received from the Company pursuant to Section 3(d)(iii) until such prospectus subsequently supplemented or amended in pursuant to Section 3(e);
     (xii) use all commercially reasonable efforts to (A) register or qualify the Eligible Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such U.S. jurisdictions as any Electing Holder shall reasonably request in writing, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration

Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Eligible Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Eligible Securities; provided, that neither the Company nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;
     (xiii) unless any Eligible Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Eligible Securities to be sold, which certificates, if so required by any securities exchange upon which any Eligible Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;
     (xiv) obtain a CUSIP number for all Eligible Securities that have been registered under the Securities Act, not later than the applicable Effective Time;
     (xv) notify in writing each holder of Eligible Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and
     (xvi) comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Shelf Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).
     (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(E), to notify the Electing Holders, the Company shall as soon as practicable prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Eligible Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(E), such Electing Holder shall forthwith discontinue the disposition of Eligible Securities pursuant to the Shelf Registration Statement applicable to such Eligible Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the prospectus covering such Eligible Securities in such Electing Holder’s possession at the time of receipt of such notice.
     (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Eligible Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Eligible Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Eligible Securities required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Eligible Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.
     (g) Until the expiration of one year after the Closing Date, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) who are controlled by the Company to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.
     (h) As a condition to its participation in the Exchange Offer, each holder of Eligible Securities shall furnish, upon the request of the Company, a written representation to the Company (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an “affiliate” of the Company, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Company or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).

     4. Registration Expenses.
          The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Eligible Securities, the Securities and the Exchange Securities, as applicable, for offering and sale under applicable state securities and blue sky laws referred to in Section 3(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders may designate, including any reasonable fees and disbursements of counsel for the Electing Holders in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Eligible Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Eligible Securities, the Securities or the Exchange Securities, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Eligible Securities, Securities or Exchange Securities, as applicable, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor and supporting documentation. Notwithstanding the foregoing, the holders of the Eligible Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Eligible Securities, Securities and Exchange Securities, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.
     5. Representations and Warranties.
          Each of The Company and the Guarantors, jointly and severally, represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Eligible Securities that:

     (a) Each registration statement covering Eligible Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Eligible Securities pursuant to Section 3(c)(iii)(E) or Section 3(d)(viii)(E) until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e), each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Eligible Securities expressly for use therein.
     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Eligible Securities expressly for use therein.
     6. Indemnification and Contribution.
     (a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Eligible Securities included in an Exchange Offer Registration Statement and, each of the Electing Holders as holders of Eligible Securities included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder or, such Electing Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or, any Shelf Registration Statement, as the case may be, under which such Eligible Securities, Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such holder or, any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse each such holder and, each such Electing Holder for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, that neither the Company nor the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein or (ii) the use of any such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto after notice has been given to holders of Eligible Securities pursuant to Section 3(c)(iii)(E) or Section 3(d)(viii)(E) prior to such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e).
     (b) Indemnification by the Electing Holders. The Company may require, as a condition to including any Eligible Securities in any Shelf Registration Statement filed pursuant to Section 2(b), that the Company shall have received an undertaking reasonably satisfactory to it from each Electing Holder of Eligible Securities included in such Shelf Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, the Guarantors and all other Electing Holders of Eligible Securities included in such Shelf Registration Statement, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other Electing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b)(1) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Eligible Securities pursuant to such registration.
     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or Section 6(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Electing Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Eligible Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Eligible Securities registered by them and not joint.
     (e) The obligations of the Company and the Guarantors under this Section 6 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, each Electing Holder, and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders and the Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors and to each person, if any, who controls the Company within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.
     7. Underwritten Offerings.
          Each holder of Eligible Securities hereby agrees with the Company and each other such holder that no holder of Eligible Securities may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Eligible Securities to be included in such offering; provided, that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company, (c) each holder of Eligible Securities participating in such underwritten offering agrees to sell such holder’s Eligible Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each holder of Eligible Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     8. Rule 144.
     (a) Facilitation of Sales Pursuant to Rule 144. The Company covenants to the holders of Eligible Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Eligible Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Eligible Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Eligible Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
     (b) Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that holders of Eligible Securities may become eligible to sell such Eligible Securities pursuant to Rule 144 shall not (1) cause such Securities to cease to be Eligible Securities or (2) excuse the Company’s and the Guarantors’ obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration, and Special Interest.

     9. Miscellaneous.
     (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Eligible Securities, Exchange Securities or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.
     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Eligible Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.
     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 1440 N. 87th St., Scottsdale, Arizona 85260, Attention: General Counsel, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
     (d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Eligible Securities, and the respective successors and assigns of the foregoing. In the event that any transferee of any holder of Eligible Securities shall acquire Eligible Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Eligible Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Eligible Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Eligible Securities subject to all of the applicable terms hereof.
     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Eligible Securities, any director, officer or partner of such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Eligible Securities pursuant to the Purchase Agreement, the transfer and registration of Eligible Securities by such holder and the consummation of an Exchange Offer.
     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
     (h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Eligible Securities at the time outstanding. Each holder of any Eligible Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Eligible Securities or is delivered to such holder.
     (i) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the record holders of Eligible Securities shall be made available for inspection and copying on any Business Day by any holder of Eligible Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Eligible Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) and at the office of the Trustee under the Indenture.
     (j) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
     (k) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, each Guarantor and each of the Representatives plus one for each counsel] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Guarantors and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours, JDA SOFTWARE GROUP, INC.
By:	/s/ Hamish Brewer
	Name:	Hamish Brewer
	Title:	President and Chief Executive Officer

JDA WORLDWIDE, INC.
By:	/s/ G. Michael Bridge
	Name:	G. Michael Bridge
	Title:	Senior Vice President and General Counsel

JDA SOFTWARE, INC.
By:	/s/ G. Michael Bridge
	Name:	G. Michael Bridge
	Title:	Senior Vice President and General Counsel

MANUGISTICS GROUP, INC.
By:	/s/ G. Michael Bridge
	Name:	G. Michael Bridge
	Title:	Senior Vice President and General Counsel

MANUGISTICS, INC.
By:	/s/ G. Michael Bridge
	Name:	G. Michael Bridge
	Title:	Senior Vice President and General Counsel

MANUGISTICS HOLDINGS DELAWARE II, INC.
By:	/s/ G. Michael Bridge
	Name:	G. Michael Bridge
	Title:	Senior Vice President and General Counsel

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Wells Fargo Securities, LLC
By:	/s/ James R. Zilisch
	Name:	James R. Zilisch
	Title:	Managing Director On behalf of each of the Purchasers

On behalf of each of the Purchasers

Exhibit A
JDA SOFTWARE GROUP, INC.
INSTRUCTION TO DTC PARTICIPANTS
(Date of Mailing)
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE] *
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the JDA Software Group, Inc. (the “Company”) $275 million in aggregate principal amount of 8% Senior Notes due 1014 (the “Securities”) are held.
The Company is in the process of registering the Securities under the Securities Act of 1933 (as amended) for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.
It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact JDA Software Group, Inc., 1440 North 87th Street, Scottsdale, AZ 85260, Attn: General Counsel.

*	Not less than 28 calendar days from date of mailing.

JDA SOFTWARE GROUP, INC.
Notice of Registration Statement
and
Selling Securityholder Questionnaire
(Date)
Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) between JDA Software Group, Inc. (the “Company”), the Guarantors party thereto and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [______] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s $275 million in aggregate principal amount of 8% Senior Notes due 2014 (the “Securities”). A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.
Each beneficial owner of Eligible Securities (as defined below) is entitled to have the Eligible Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Eligible Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Eligible Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Eligible Securities.
Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Eligible Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.
The term “Eligible Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION
The undersigned holder (the “Selling Securityholder”) of Eligible Securities hereby elects to include in the Shelf Registration Statement the Eligible Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Eligible Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.
Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.
Upon any sale of Eligible Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer (completed and signed) set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.
The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1) (a)	Full legal name of Selling Securityholder:

(b)	Full legal name of registered Holder (if not the same as in (a) above) of Eligible Securities listed in Item (3) below:

(c)	Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Eligible Securities listed in Item (3) below are held:

Please note that the SEC requires that these persons or entities be named in the prospectus.
(2) Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3) Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Principal amount of Eligible Securities beneficially owned:
CUSIP No(s). of such Eligible Securities:

(b)	Principal amount of Securities other than Eligible Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)	Principal amount of Eligible Securities that the undersigned wishes to be included in the Shelf Registration Statement:
CUSIP No(s). of such Eligible Securities to be included in the Shelf Registration Statement:

(4) Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5) Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a) Is the holder a Reporting Company?

Yes ☐ No ☐

If “No”, please answer Item (5)(b).

(b) List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6) Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7) Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder (including its donees or pledgees) intends to distribute the Eligible Securities listed above in Item (3) only as follows (if at all): Such Eligible Securities may be sold from time to time directly by the undersigned Selling Securityholder or alternatively through underwriters or broker-dealers or agents. If the Eligible Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions. Such Eligible Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Eligible Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Eligible Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Eligible Securities short and deliver Eligible Securities to close out such short positions, or loan or pledge Eligible Securities to broker-dealers that in turn may sell such securities. The Selling Securityholder may pledge or grant security interest in some or all of the Eligible Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Eligible Securities from time to time pursuant to the prospectus.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Eligible Securities without the prior written agreement of the Company.

(8) Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Eligible Securities as compensation for underwriting activities.

(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes ☐ No ☐

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i) Were the Securities acquired as compensation for underwriting activities?

Yes ☐ No ☐

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii) Were the Securities acquired for investment purposes?

Yes ☐ No ☐

(iii) If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes ☐ No ☐

(d)	If you answered “Yes” to question (c) above:

(i) Did the undersigned Selling Securityholder purchase Eligible Securities in the ordinary course of business?

Yes ☐ No ☐

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Eligible Securities:

(ii)    At the time of the purchase of the Eligible Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Eligible Securities?

Yes ☐ No ☐

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9) Hedging and short sales:

(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Eligible Securities:

Yes ☐ No ☐

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.
* * * * *
By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder relating to stock manipulation, particularly Regulation M (or any successor rule or regulation) and the provisions of the Securities Act, including without limitation those relating to prospectus delivery, in connection with any offering of Eligible Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provision.
The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Exchange and Registration Rights Agreement.
The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to suspend the use of the Shelf Registration Statement under certain circumstances as set forth in the Exchange and Registration Rights Agreement
In the event that the Selling Securityholder transfers all or any portion of the Eligible Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.
By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Eligible Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:
(i) To the Company:
1440 North 87th Street
Scottsdale, AZ 85260
Attn: General Counsel
(ii) With a copy to:
DLA Piper LLP
2525 East Camelback Road, Suite 1000
Phoenix, AZ 85016
Attn: Steven D. Pidgeon
Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Eligible Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:

Selling Securityholder (Print/type full legal name of beneficial owner of Eligible Securities)
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Exhibit B
NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
U. S. Bank National Association
JDA Software Group, Inc.
c/o U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attention: Trust Officer

Re:	JDA Software Group, Inc. (the “Company”) $275 million 8% Senior Notes due 2014
Dear Sirs:
Please be advised that                                          has transferred $                                                              in aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [           ] (File No. 333-         ) filed by the Company.
We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.
Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

Endnotes-1